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                                   EXHIBIT 10.10.1

                               TOYOTA DEALER AGREEMENT


This is an Agreement between TOYOTA MOTOR DISTRIBUTORS, INC. (DISTRIBUTOR), and
LITHIA MOTORS, INC. (DEALER), a(n)       individual,       partnership,   X
corporation, duly incorporated in the state of OREGON, and doing business as Medford Toyota.


                      PURPOSES AND OBJECTIVES OF THIS AGREEMENT

DISTRIBUTOR sells Toyota Products which are manufactured or approved by TOYOTA MOTOR CORPORATION (FACTORY) and imported and/or sold to DISTRIBUTOR by TOYOTA MOTOR SALES, U.S.A., INC. (IMPORTER). It is of vital importance to DISTRIBUTOR that Toyota Products are sold and serviced in a manner which promotes consumer confidence and satisfaction and leads to increased product acceptance. Accordingly, DISTRIBUTOR has established a network of authorized Toyota dealers, operating at approved locations and pursuant to certain standards, to sell and service Toyota Products. DEALER desires to become one of DISTRIBUTOR's authorized dealers. Based upon the representations and promises of DEALER, set forth herein, DISTRIBUTOR agrees to appoint DEALER as an authorized Toyota dealer and welcomes DEALER to DISTRIBUTOR's network of authorized dealers of Toyota Products.

This Agreement sets forth the rights and responsibilities of DISTRIBUTOR as seller and DEALER as buyer of Toyota Products. DISTRIBUTOR enters into this Agreement in reliance upon DEALER's integrity, ability, assurance of personal services, expressed intention to deal fairly with the consuming public and with DISTRIBUTOR, and promise to adhere to the terms and conditions herein.
Likewise, DEALER enters into this Agreement in reliance upon DISTRIBUTOR's integrity, expressed intention to deal fairly with DEALER and the consuming public, and promise to adhere to the terms and conditions herein. DISTRIBUTOR and DEALER shall refrain from conduct which may be detrimental to or adversely reflect upon the reputation of FACTORY, IMPORTER, DISTRIBUTOR, DEALER or Toyota Products in general. The parties acknowledge that the success of the relationship between DISTRIBUTOR and DEALER depends upon the mutual understanding, cooperation, trust and confidence of both DISTRIBUTOR and DEALER.


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I.  RIGHTS GRANTED TO THE DEALER

    Subject to the terms of this Agreement, DISTRIBUTOR hereby grants DEALER the non-exclusive right:

    A. To buy and resell the Toyota Products identified in the Toyota Product Addendum hereto which may be periodically revised by IMPORTER;

    B. To identify itself as an authorized Toyota dealer utilizing approved signage at the location(s) approved herein;

    C. To use the name Toyota and the Toyota Marks in the advertising, promotion, sale and servicing of Toyota Products in the manner herein provided.

    DISTRIBUTOR reserves the unrestricted right to sell Toyota Products and to grant the privilege of using the name Toyota or the Toyota Marks to other dealers or entities, wherever they may be located.

II. RESPONSIBILITIES ACCEPTED BY THE DEALER

    DEALER accepts its appointment as an authorized Toyota dealer and agrees to:

    A. Sell and promote Toyota Products subject to the terms and conditions of this Agreement;

    B. Service Toyota Products subject to the terms and conditions of this Agreement; and

    C. Establish and maintain satisfactory dealership facilities at the location(s) set forth herein.

III.     TERM OF THIS AGREEMENT

    This Agreement is effective this 30th day of JANUARY, 1990, and shall continue for a period of Six (6) Years and shall expire on JANUARY 29, 1996, unless ended by mutual agreement or terminated as provided herein. This Agreement may not be extended except in writing signed by DISTRIBUTOR and IMPORTER.


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IV. OWNERSHIP OF DEALER

    DISTRIBUTOR enters into this Agreement in reliance upon DEALER's representation that the following persons, and only the following persons, will be the Owner(s) of DEALER and that, by their signatures hereto, such persons are committed to the achievement of the purposes and objectives of this Agreement and agree to abide by the terms and conditions herein:

                                                 OWNERSHIP
         NAME                ADDRESS             INTEREST
         ----                -------             ---------

    Sidney B. DeBoer    360 E. Jackson Street    62.5%
                        Medford, OR

    Manfred L. Heiman   Same                     37.5%


V.  MANAGEMENT OF THE DEALERSHIP

    DISTRIBUTOR and DEALER agree that the retention of qualified management is of critical importance to the successful operation of DEALER. DISTRIBUTOR, therefore, enters into this Agreement upon DEALER's representation that SIDNEY B. DEBOER, and no other person, exercises the function of General Manager and is in complete charge of DEALER's Toyota operations with authority to make all decisions on behalf of DEALER with respect to DEALER's operations. DEALER further agrees that the General Manager shall devote his or her full efforts to DEALER's operations.

VI. CHANGE IN MANAGEMENT OR OWNERSHIP

    This is a personal services contract. DISTRIBUTOR has entered into this Agreement because DEALER has represented to DISTRIBUTOR that the Owners and General Manager of DEALER identified herein possess the personal qualifications, skill and commitment necessary to ensure that DEALER will promote, sell and service Toyota Products in the most effective manner, enhance the Toyota image and increase market acceptance of Toyota Products. Because DISTRIBUTOR has entered into this Agreement in reliance upon these representations and DEALER's assurances of the active involvement of such persons in DEALER operations, any change in Ownership, no matter what the share or relationship between parties, or any changes in General Manager from the person specified herein, requires the prior written consent of DISTRIBUTOR, which DISTRIBUTOR shall not unreasonably withhold.


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VII.     APPROVED DEALER LOCATIONS

    DISTRIBUTOR and DEALER recognize that DEALER is free to sell Toyota Products to CUSTOMERS wherever they may be located. However, in order that DISTRIBUTOR may establish and maintain an effective network of authorized Toyota dealers, DISTRIBUTOR has approved the following facilities as the exclusive location(s) for the sale and servicing of Toyota Products and for the display of Toyota Marks:

    TOYOTA NEW VEHICLE SALES
    AND SHOWROOM                       PARTS AND SERVICE
    ------------------------           -----------------
    360 E. JACKSON STREET
    MEDFORD, OR                        SAME

    SALES AND GENERAL OFFICE           USED VEHICLE DISPLAY AND SALES
    ------------------------           ------------------------------
    SAME                               SAME

    BODY AND PAINT                     STORAGE
    --------------                     -------
    NONE                               THIRD AND RIVERSIDE
                                       MEDFORD, OR


    Each of these facilities is approved only for the function indicated.

    DEALER may not, either directly or indirectly, display Toyota Marks or establish or conduct any dealership operations contemplated by this Agreement, including the display, sale and servicing of Toyota Products, at any location or facility other than those approved herein without the prior written consent of DISTRIBUTOR. Neither may DEALER modify or change the usage or function of any location or facility approved herein or otherwise utilize such locations or facilities for any functions other than the approved function(s) without the prior written consent of DISTRIBUTOR.

VIII. APPLICABLE LAW

    The parties acknowledge and agree that this Agreement is or is deemed to have been made in the County and State in which DEALER is located and shall be governed by and construed according to the laws thereof.


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IX. STANDARD PROVISIONS

    The "Toyota Dealer Agreement Standard Provisions" are incorporated herein and made part of this Agreement as if fully set forth herein.

X.  ADDITIONAL PROVISIONS

    In consideration of DISTRIBUTOR's agreement to appoint DEALER as an authorized Toyota dealer, DEALER further agrees:

    1. The Dealer agrees to achieve a sales level on Toyota cars which will result in the Dealer achieving a penetration level at or above Regional average for import nameplate car as measured by R.L. Polk registration data by December 31, 1990.

    2. The Dealer agrees to achieve an Owner Satisfaction Index score at or above Regional average by December 31, 1990. The Dealer understanding the importance of total customer satisfaction, further agrees to maintain scores at or above Regional average for the remainder of this Agreement.

XI. EXECUTION OF AGREEMENT

    Notwithstanding any other provision herein, the parties to this Agreement, DISTRIBUTOR and DEALER, agree that this Agreement only shall be valid and binding if it is signed:

    A.   On behalf of DEALER by a duly authorized person;

    B. On behalf of DISTRIBUTOR by the President and General and/or Regional Manager, if any, of DISTRIBUTOR; and

    C. On behalf of IMPORTER, solely in connection with its limited undertaking herein, by President of IMPORTER.

XII.     CERTIFICATION

    By their signatures hereto, the parties agree that they have read and understand this Agreement, including the Standard Provisions incorporated herein, are committed to its purposes and objectives and agree to abide by all of its terms and conditions, in good faith and for their mutual benefit.

              LITHIA MOTORS, INC. DBA MEDFORD TOYOTA         DEALER
              --------------------------------------

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                        (Dealer Entity Name)


DATE:               By:                               [PRESIDENT]
     ------------      --------------------------     ---------------
                        SIGNATURE                     TITLE

DATE:               By:
     ------------      --------------------------     ---------------
                        SIGNATURE                     TITLE

DATE:               By:
     ------------      --------------------------     ---------------
                        SIGNATURE                     TITLE

                   TOYOTA MOTOR DISTRIBUTORS, INC.    DISTRIBUTOR
                   -------------------------------
                        (Distributorship Name)


DATE:               By:                                [GENERAL MANAGER]
     ------------      --------------------------     ------------------
                        SIGNATURE [DONALD R. MILLER]  TITLE


DATE: [JAN 30 1990] By:                                [PRESIDENT]
     -------------     --------------------------     ---------------
                        SIGNATURE                     TITLE

    Undertaking by IMPORTER: In the event of termination of this Agreement by virtue of termination or expiration of DISTRIBUTOR's contract with IMPORTER, IMPORTER, through its designee, will offer DEALER a new agreement of no less than one year's duration and containing the terms of the Dealer Agreement then prescribed by IMPORTER.

                                                TOYOTA MOTOR SALES, U.S.A., INC.


DATE: [JAN 30 1990] By:                                [PRESIDENT]
     -------------     --------------------------     ---------------
                        SIGNATURE [Y. TOGO]           TITLE


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                                        TOYOTA
                                   PRODUCT ADDENDUM
                                          TO
                               TOYOTA DEALER AGREEMENT


Pursuant to Paragraph I(A) of the Toyota Dealer Agreement, DISTRIBUTOR hereby grants DEALER the non-exclusive right to buy and resell the Toyota Products as defined in the Toyota Dealer Agreement and identified below:

         Tercel              Cressida
         Corolla             Land Cruiser
         MR 2                Van/Cargo Van
         Camry               Truck (GVW 1 & 2)
         Celica              Cab/Chassis (GVW 1 & 2)
         Supra               4 Runner

and all parts, accessories and equipment for such vehicles.

This Toyota Product Addendum shall remain in effect unless and until superseded by a new Toyota Product Addendum furnished DEALER by IMPORTER.